UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 25, 2011
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 25, 2011, Novelos Therapeutics, Inc. (the “Company”), acting through its Audit Committee, engaged Grant Thornton LLP (“GT”) as its principal accountant to audit its financial statements for the fiscal year ending December 31, 2011, as well as to review the Company’s interim financial statements during the remainder of 2011.  The Company engaged GT to replace Stowe & Degon LLC (“SD”), whom the Company declined to re-engage, as the Company’s principal accountant as of May 25, 2011.

SD’s reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 in each case indicated that factors existed that raised substantial doubt about the Company’s ability to continue as a going concern.  Such reports did not otherwise contain an adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2010 and the subsequent period through May 25, 2011, (i) there were no disagreements between the Company and SD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of SD, would have caused SD to make reference to the matter in its report on the Company’s financial statements; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided SD with a copy of the disclosures it is making in this Current Report on Form 8-K, and requested that SD furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. A copy of the letter, dated May 27, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 5.02	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 1, 2011, the employment agreement between the Company and Harry Palmin dated January 31, 2006 was amended to remove the obligation of the Company to continue to pay Mr. Palmin’s salary and benefits for a period of 11 months following termination by the Company without Cause or termination by Mr. Palmin with Good Reason, in each case as defined in the agreement.  The Company may elect that the obligation of Mr. Palmin not to compete with the Company survive for a period of one year from his termination, provided however that Mr. Palmin would continue to receive his base salary during that one-year noncompetition period. A copy of the amendment, dated June 1, 2011, is filed as Exhibit 10.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 25, 2011, the Company’s by-laws were amended in order to implement certain conforming changes arising out of an amendment to the Company’s Certificate of Incorporation filed with the Delaware Secretary of State on April 8, 2011 and previously filed with the SEC.  A copy of the amended by-laws is filed as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits

Number	Title

3.1	Amended and Restated By-laws

10.1	Second Amendment to Employment Agreement between the Company and Harry Palmin

16.1	Letter from Stowe & Degon LLC, dated May 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2011	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

3.1	Amended and Restated By-laws

10.1	Second Amendment to Employment Agreement between the Company and Harry Palmin

16.1	Letter from Stowe & Degon LLC, dated May 27, 2011